EXHIBIT 10.2

                          AMERICAN HOMESTAR CORPORATION

                        2001 MANAGEMENT INCENTIVE PROGRAM

SECTION 1.   PURPOSE  AND  DEFINITIONS.
             -------------------------

     (a) The purpose of the 2001 Management Incentive Program (the "Plan") of American Homestar Corporation, a Texas corporation (the "Company"), is to provide an incentive for Eligible Employees (as defined below) to remain with long tenure and maximize values to the shareholders of the Company through the issuance of nonqualified stock options ("Options") to acquire shares of Series M Common Stock, $.01 par value, of the Company ("Series M Common Stock"). The Plan provides Eligible Employees the opportunity to purchase shares of Series M Common Stock pursuant to Options which are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and which are intended to be nonqualified stock options subject to the provisions of Section 83 of the Code. All Options issued pursuant to the Plan shall vest and be exercisable pursuant to the terms of an option agreement (an "Option Agreement") between the Company and the Optionee, the form of which is attached hereto as Exhibit A.

     (b)     The  term "Board" shall mean the Board of Directors of the Company.

     (c) The term "Change of Control" shall mean the occurrence of either of the following:

               (i) any person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934) or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock or the Company is or becomes the beneficial owner (as such phrase is defined in Rule l3d-5 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then-outstanding voting securities;

               (ii) the shareholders of the Company approve a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

              (iii) or the stockholders of the Company approve an agreement for the sale or disposition by the Company (or its consolidated subsidiaries) of all or substantially all of the Company's assets on a consolidated basis or the Board of Directors (or the


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          Board  of  Directors  of  a  consolidated subsidiary) approves such an agreement  for  which  shareholder  approval  is  not  required.

     However, in no event shall a "Change of Control" be deemed to have occurred with respect to an Optionee, if the Optionee is part of a purchasing group that consummates the Change of Control transaction. An Optionee shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Optionee is an equity participant in the purchasing company or group (except for (i) passive ownership of less than three percent (3%) of the stock of the purchasing company, or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change of Control by a majority of the nonemployee continuing Directors).

     (d) If the Series M Common Stock issuable upon exercise of the Options shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then the Option shall be adjusted such that the Option shall be exercisable for the shares that the Optionee would otherwise have been entitled to receive had he exercised the Option immediately before such change.

     (e) The term "Eligible Employees" shall mean Finis F. Teeter and such other employees and officers of the Company as the Board, in its sole discretion shall designate from time to time.

     (f) The term "Optionee" shall mean an Eligible Employee who has been granted an Option pursuant to Section 5 of the Plan."

     (g) The term "Fair Market Value" of a share of the Series M Common Stock shall be equal to the fair market value of a share of the Series C Common Stock of the Company ("Series C Common Stock") as of the date of such event giving rise to such valuation; provided, however, that as of the Effective Date of the Company's Third Amended Plan of Reorganization, the term "Fair Market Value" shall mean the initial fair market value of a share of Series M Common Stock as determined by the valuation firm selected by the Board and paid by the Company. In the absence of a public market for the Series C Common Stock or an agreement on the fair market value of a share of the Series C Common Stock, the Fair Market Value shall be determined by the Board in a commercially reasonable manner or if there is no consensus of the Board, by a professional valuation firm.

SECTION 2.   AMOUNT  OF  STOCK.
             -----------------

     (a) The Company shall make available 4,999,900 shares of Series M Common Stock for the grant of Options under the Plan (subject to adjustment pursuant to certain changes in the Company's capitalization or pursuant to subparagraph (b) of this Section 2). If an Option expires or terminates for any reason without having been fully exercised, or if Series M Common Stock is forfeited or not issued, the unissued or forfeited Series M Common Stock which had been subject to the Option shall automatically become available for the grant of additional Options.


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     (b)     If  the Company shall (x) declare a dividend or make a distribution on its Series C Common Stock in shares of its Series C Common Stock, (y) subdivide or reclassify the outstanding shares of Series C Common Stock into a greater number of shares of Series C Common Stock or (z) combine or reclassify the outstanding shares of Series C Common Stock into a smaller number of shares of Series C Common Stock, then the number of shares of Series M Common Stock subject to the Plan and any Option issued thereunder shall be adjusted by multiplying the number of shares by a fraction (i) the numerator of which shall be the total number of issued and outstanding shares of Series C Common Stock immediately after such dividend, distribution, subdivision, combination or reclassification and (ii) the denominator of which shall be the total number of issued and outstanding shares of Series C Common Stock immediately before such dividend, distribution, subdivision, combination or reclassification. Successive adjustments shall be made whenever any event specified above shall occur.

     (c) If the Company at any time or from time to time makes any distribution payable in securities of the Company other than in shares of Series C Common Stock and other than as otherwise adjusted hereunder, then and in each such event provision shall be made so that the Optionees shall receive upon exercise of their Options, in addition to the number of shares of Series M Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Option been exercised as to such shares on the date of such distribution.

     (d) If the Series M Common Stock issuable upon exercise of the Options shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then the Option shall be adjusted such that the Option shall be exercisable for the shares that the Optionee would otherwise have been entitled to receive had he exercised the Option immediately before such change.

     (e) If the Company at any time or from time to time after the date hereof shall issue Additional Shares of Series C Common Stock without consideration or for a consideration per share less than the fair market value in effect immediately before such issue or sale, then, and in each such case, the exercise price in effect immediately before such issue or sale shall be reduced, concurrently with such issue or sale, to a price determined by multiplying such exercise price by a fraction,

          (i) the numerator of which shall be (A) the number of shares of Series C Common Stock outstanding immediately before such issue or sale, plus the number of shares of Series C Common Stock issuable upon conversion of any Convertible Securities or the exercise of any Series C Options outstanding immediately before such issue or sale, plus (B) the number of shares of Series C Common Stock that the aggregate consideration received by the Company for the total number of such Additional Shares of Series C Common Stock so issued or sold would purchase at the fair market value of the Series C Common Stock immediately before such issue or sale; and

          (ii) the denominator of which shall be the number of shares of Series C Common Stock outstanding immediately after such issue or sale, plus the number of shares of Series C Common Stock issuable upon conversion of any Convertible Securities or upon the exercise of any Series C Options outstanding immediately before such issue or sale;


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provided, however, that treasury shares shall be deemed not to be outstanding.

     (f) For the purpose of this Plan, the following terms shall have the following respective meaning:

     "Additional Shares of Series C Common Stock" shall mean all shares (including treasury shares) of Series C Common Stock issued or sold by the Company after the date hereof whether or not subsequently reacquired or retired by the Company, other than any Excluded Stock.

     "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Series C Common Stock) or other securities that according to its terms entitles the holder thereof, directly or indirectly, to convert into or exchange for Series C Common Stock.

     "Series C Options" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire either Series C Common Stock or Convertible Securities.

     "Excluded Stock" shall mean (i) shares of capital stock of the Company issued or issuable in connection with an acquisition of a business by the Company, whether by merger, the purchase of stock (or partnership or limited liability company interests) or the purchase of assets, as a result of which (A) in the case of a merger or the purchase of stock (or partnership or limited liability company interests), the Company owns in excess of 50% of the voting power of such business and (B) in the case of the purchase of assets, the Company purchases more than 50% of the total assets of such business, (ii) any shares of capital stock of the Company issued or issuable to employees, officers, consultants or directors of the Company pursuant to any approval of the Board of Directors of the Company or pursuant to any employee, officer, consultant or director benefit plan, including any stock option plan or restricted stock plan, approved by the Board of Directors of the Company, and
(iii) any shares of capital stock of the Company issued or issuable to (A) banks, savings and loan associations, equipment lessors or similar lending institutions in connection with such entities providing credit facilities, equipment financing or similar transactions to the Company or (B) any party to any technology transfer agreement, distribution agreement, manufacturing agreement, marketing agreement or any other agreement similar thereto, with the Company, if and only if such facility, agreement, transaction or arrangement included in this clause (iii) and the issuance of shares in connection therewith is approved by the Board of Directors of the Company.

     (g) No adjustment shall be required in the event of a public offering of Series C Common Stock of the Company in which the Optionees can purchase such shares on the public market. In the event of a private offering of Series C
Common Stock issued for fair market value, there shall be no adjustment but simultaneously with the issuance of Series C Common Stock pursuant to such private offering, all Optionees and holders of Series M Common Stock shall be offered a number of shares of Series M Common Stock equal to one-half (1/2) of the number of shares of Series C Common Stock being issued. Such offer shall be pro rata to all Optionees and holders of Series M Common Stock on the same price and terms as the private offering of Series C Common Stock and the number of shares of Series M Common Stock issued pursuant to such offer shall not exceed one-half (1/2) of the number of shares of Series C Common Stock being issued pursuant to the private offering.

SECTION 3.   ADMINISTRATION  OF  THE  PLAN.
             -----------------------------


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
     (a) The Plan shall be administered by the Board. The Board may delegate responsibility for administration of the Plan to a Committee appointed by and serving at the pleasure of the Board, under such terms and conditions as the Board shall determine. If the Board shall delegate responsibility for administration of the Plan to a Committee pursuant to this section, any reference to the Board in the Plan (other than such reference in Section 8) shall be construed as a reference to the Committee.

     (b) The Board shall determine which Eligible Employees shall be granted options under the Plan, the timing of such grants, the terms thereof (including vesting schedules or any other restrictions on the Series M Common Stock), and the number of shares to be covered by each Option so granted; provided, however, that Finis F. Teeter shall receive an Option to purchase 2,999,900 shares of Series M Common Stock. The Board's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     (c) The Board may amend the terms of any outstanding Option granted under this Plan, but any amendment which would adversely affect the Optionee's rights under an outstanding Option shall not be made without the Optionee's written consent. The Board may, with the Optionee's written consent, cancel any outstanding Option or accept any outstanding Option in exchange for a new Option.

     (d) The Board shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing Options or Series M Common Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Board shall be binding on all participants. No member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

SECTION 4.     OPTION PRICE. The exercise price of each Option shall be the Fair
               ------------
Market Value of the Series M Common Stock subject to such Option on the date the Option is granted. The exercise price of an Option shall be subject to adjustment to the extent provided in Section 2(e) above.

SECTION  5.     TERMS  AND  CONDITIONS  OF  OPTIONS.
                -----------------------------------

     (a) Each Option granted pursuant to the Plan will be evidenced by a written Option Agreement in a form substantially similar to the agreement set forth in Exhibit A hereto, executed by the Company and the Optionee.

     (b) The Board shall determine the term of each Option granted under the Plan; provided, however, that the term of any option shall not exceed ten years.

     (c) Each Option shall vest and become exercisable as provided in the Option Agreement applicable to the Option, subject to the provisions of the Plan.


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
     (d) The Option Agreement may contain such other terms, provisions, and conditions consistent with this Plan as may be determined by the Board.

SECTION  6.     PERFORMANCE  TARGETS. The Board or the Committee shall establish
                --------------------
reasonable performance targets. Such performance targets may be, but shall not be required to be, expressed as percentages of key financial performance goals. Options shall vest and become exercisable on the achievement of such performance targets as provided in each Option Agreement.

SECTION  7.     MAXIMUM  OPTION  GRANTS.  Any  provision  of  this  Plan  to the
                -----------------------
contrary notwithstanding, from and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, the maximum number of shares of Series M Common Stock for which Options may be granted under the Plan to any one Employee during a calendar year is 2,999,900.

SECTION  8.     AMENDMENT,  SUSPENSION OR TERMINATION OF THE PLAN. The Board may
                -------------------------------------------------
at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if such amendment or modification (i) increases the maximum number of shares subject to the Plan, (ii) changes the designation or class of persons eligible to receive Options under the Plan, or (iii) counsel for the Company determines that such approval is otherwise required by or necessary to comply with applicable law. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the consent of the Optionee holding such Option.

     The Board may amend the terms of any outstanding Option granted pursuant to this Plan, but any amendment that would adversely affect the Optionee's right under an outstanding Option shall not be made without the written consent of the Optionee. The Board may, with an Optionee's written consent, cancel any outstanding Option or accept any outstanding Option in exchange for a new Option.

SECTION  9.     ASSIGNABILITY.  Each Option granted pursuant to this Plan shall,
                -------------
during Optionee's lifetime, be exercisable only by the Optionee, and neither the Option nor any right hereunder shall be transferable by Optionee other than by will or the laws of descent and distribution; provided, however, the Option may be assigned to a family partnership, limited liability company or other similar entity 100% owned and controlled by the Optionee and members of his family (within the meaning of Code section 267(c)(4)) and such entity may exercise the Option on the same terms, but subject to the same limitations, as are set forth herein; provided further that, in the event of such assignment, the term "Optionee" used hereunder shall continue to refer to the individual who assigned the Option with respect to provisions relating to the employment of the Optionee with the Company. Notwithstanding the foregoing, nothing in this Plan shall impair the ability of the Optionee to choose a beneficiary for the Option in the event of the Optionee's death. If no beneficiary is designated, the beneficiary shall be the Optionee's estate.


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
SECTION  10.     PAYMENT  UPON EXERCISE OF OPTIONS. No shares shall be delivered
                 ---------------------------------
pursuant to any exercise of an Option until payment in full of the option price for them is received by the Company. Payment of the option price may be in the form of (a) a cashier's check payable to the order of the Company, (b) shares of common stock of the Company, provided that it in order to comply with Section 16 of the Securities Exchange Act of 1934 as amended (to the extent it is applicable), the Optionee must tender shares that have been owned by Optionee free of restrictions, other than securities law restrictions, for at least six months, or (c) any other form of payment that is acceptable to the Board. No Optionee, or the legal representative, legatee, or distributes of an Optionee, shall be deemed to be a holder of any shares subject to any Option unless and until the certificate or certificates for them have been issued.

SECTION  11.     RESTRICTIONS  ON  TRANSFER OF SHARES. The Series M Common Stock
                 ------------------------------------
acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfer as are in effect among the stockholders of the Company at the time such Series M Common Stock is acquired, as well as to such other restrictions as shall be required by law.

SECTION 12.     CHANGE OF CONTROL. If Optionee is employed by the Company on the
                -----------------
date of a Change of Control, the Option shall become exercisable in full for a period of sixty (60) days commencing upon a Change of Control of the Company which occurs prior to the earlier of (a) the fifth anniversary of the date of grant of the option or (b) the expiration of the Option. If not exercised within the sixty (60) day period, the Option shall expire after a Change of Control. If Optionee is terminated in connection with a Change of Control, the terms of the Option Agreement shall control.

SECTION 13.     CHANGE IN EMPLOYMENT STATUS. In the event that the employment of
                ---------------------------
an Optionee shall be terminated for any reason, the terms of the Option Agreement shall govern the terms under which any portion of the Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the termination of his employment), subject to the provisions of Section 14 hereof. So long as the Optionee shall continue to be an employee of the Company, the Option shall not be affected by any change in the duties or position of the Optionee. Nothing in the Plan or in any Option Agreement shall confer upon any employee any right to continue in the employ of the Company, or interfere in any way with the right of the Company to terminate his employment at any time.

SECTION  14.     RIGHT  TO  REPURCHASE  SHARES  OR  OPTIONS.
                 ------------------------------------------

     (a) Upon the termination of employment of an Optionee, the Company shall have the right, but not the obligation, to repurchase the Series M Common Stock held by such Optionee as a result of the exercise of Options and any vested, unexercised Options (including without limitation any Options which vest on account of such Termination) at a price equal to the Fair Market Value of each of the shares of Series M Common Stock or shares issuable on the exercise of the Options (less the exercise price of any shares for which the Options have not been exercised). If the Fair Market Value of shares issuable on the exercise of the Options is less than the exercise price of such shares, the aggregate price to repurchase such Options shall be One Dollar ($1.00).


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     (b)     The  Company  must exercise the right to repurchase Series M Common
Stock held by an Optionee at the date of termination within ninety (90) days after the date of termination of employment of the Optionee. The Company must exercise the right to repurchase Series M Common Stock not held by an Optionee at the date of termination of employment within ninety (90) days after the exercise of the Option that results in the issuance of such Series M Common Stock. The exercise of the right to repurchase must be made by written notice to the Optionee. Such written notice shall be mailed to the Optionee at his or her last address in the employment records of the Company or by actual delivery. If such notice has not been given within the applicable ninety (90) day period, the right of the Company to repurchase the Series M Common Stock and Options shall terminate and be of no further force or effect. Thereafter, at the written request of the Optionee, the Company shall provide written confirmation of the termination of such rights to repurchase.

     (c) If the Company exercises its repurchase rights hereunder, closing of the purchase shall take place at the Company's principal office on a date agreed by the parties but not later than thirty (30) days after delivery of the Company's notice of exercise, unless the Fair Market Value is to be determined by professional valuation, in which case closing shall take place not later than thirty (30) days after determination of the fair market value by the valuation firm or by agreement by the parties. The purchase price shall be paid (i) at the option of the Board either all in cash or one-half in cash and one-half by the delivery of a promissory note of the Company bearing interest at the prime rate in effect at the closing date and payable in equal monthly installments of principal plus interest over a period determined by the Board, but not to exceed thirty-six (36) months, or (ii) on such other payment terms as the Company and the Optionee shall agree. The Optionee shall have the right to payment in all cash if the Company cannot reasonably demonstrate its financial ability to perform under the terms of any note it proposes to deliver in payment.

     (d) Each certificate representing Series M Common Stock issued pursuant to the exercise of an Option shall bear the following legend:

     "This certificate and the shares of stock represented hereby are subject to the terms and conditions contained in the American Homestar Corporation 2001 Management Incentive Program (the "Plan"), which includes a right of the issuer to repurchase such shares. Release from such terms and conditions shall be made only in accordance with the provisions of the Plan, a copy of each of which is on file in the office of the Secretary of American Homestar Corporation."


SECTION  15.     RESTRICTIONS  ON  TRANSFERABILITY.  Pursuant  to  the Company's
                 ---------------------------------
Amended and Restated Articles of Incorporation dated effective as of October 3, 2001, any shares of Series M Common Stock are subject to restriction on transferability. Each certificate representing the shares of Series M Common
Stock issued in connection with an exercise of an Option shall bear the following legend:

     "This certificate and the shares of stock represented hereby are subject to restrictions on transferability set forth in the Amended and Restated Articles of Incorporation of American Homestar Corporation, a copy of which is on file in the office of the Secretary of American Homestar Corporation."

SECTION  16.     WITHHOLDING.  No  Series  M Common Stock shall be issued on the
                 -----------
exercise of Options under the Plan until the Optionee has made arrangements acceptable to the Board for the satisfaction


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
of federal, state, and local income and wage tax withholding obligations with respect to such issuance.

SECTION 17.     USE OF PROCEEDS. Cash proceeds realized pursuant to the exercise
                ---------------
of Options granted under the Plan shall constitute general funds of the Company and may be used by the Company for any corporate purpose.

SECTION  18.     GENERAL  PROVISIONS
                 -------------------

     (a) The establishment of the Plan shall not confer upon any employee or director any legal or equitable right against the Company or the Board, except as expressly provided in the Plan. Participation in the Plan shall not give an employee any right to be retained in the service of the Company.

     (b) The adoption of this Plan shall not be taken to impose any limitations on the powers of the Company to issue, grant, or assume options, otherwise than under this Plan, or to adopt other stock option or restricted stock plans.

     (c) The interests of any Optionee under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered, except as provided in Section 8 of the Plan.

     (d) The Plan shall be governed, construed and administered in accordance with the internal laws (and not the principles relating to conflicts of law) of the State of Texas, except as superseded by applicable federal law. The provisions of this Plan and any related Option Agreements shall be binding on all parties to the extent consistent therewith.

     (e) The Board may require each person acquiring Series M Common Stock pursuant to the exercise of Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Series M Common Stock without a view to distribution thereof. The certificates for such Series M Common Stock may include any legend which the Board deems appropriate to reflect any restrictions on transfer. All certificates for Series M Common Stock issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Series M Common Stock is then listed, and any applicable federal or state securities laws. The Board may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

     (f) If any provision of the Plan or any Option Agreement is held to be invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such Option Agreement, as the case may be, but such provision shall be fully severable and the Plan or such Option Agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

     (g) No fractional shares of Series M Common Stock shall be issued or delivered pursuant to the Plan or any Option granted hereunder, and no payment or other adjustment shall be made in respect of any such fractional shares.


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
     (h) Notwithstanding anything in the Plan to the contrary: (i) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Option or the issuance of any shares of Series M Common Stock pursuant to any Option, require the recipient of the Option or such shares of Series M Common Stock, as a condition to the receipt thereof, to deliver to the Company a written representation of present intention to acquire the Option or such shares of Series M Common Stock for his or her own account for investment and not for distribution; and (ii) if at any time the Company determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option or shares of Series M Common Stock issuable pursuant thereto is necessary on any securities exchange or market or under any federal or state securities or blue sky laws, or that the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of, or in connection with, the grant of any Option, the issuance of shares of Series M Common Stock pursuant thereto or the removal of any restrictions imposed on such shares, such Option shall not be awarded or such shares of Series M Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     IN WITNESS WHEREOF, this Plan is effective as of October 3,2001.

                                         AMERICAN HOMESTAR CORPORATION:



                                         By:    /s/ Craig A. Reynolds
                                            ------------------------------------
                                         Name:  Craig A. Reynolds
                                              ----------------------------------
                                         Title: Executive Vice President
                                               ---------------------------------
                                                and Chief Financial Officer
                                               ---------------------------------


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